Consolidated Balance Sheets (Parenthetical) (USD $)	Jan. 01, 2011	Jan. 02, 2010
Stanley Black & Decker, Inc. Shareowners' Equity
Preferred Stock, no par value
Preferred Stock, shares authorized	10,000,000	10,000,000
Preferred Stock, shares unissued	10,000,000	10,000,000
Common stock, par value	$ 2.50	$ 2.50
Common Stock, shares authorized	300,000,000	200,000,000
Common stock, shares issued	176,091,572	92,343,410
Treasury stock, shares	9,744,142	11,864,786